                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among First Allmerica Financial Life Insurance Company, a Massachusetts life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                         1933 ACT      1940 ACT
    PRODUCT NAME                          NUMBER        NUMBER          PORTFOLIOS
    ------------                          ------        ------          ----------
    Allmerica Value Generation            33-87105      811-8114        Alliance Growth Portfolio
    ("Annuity Scout")

    Delaware Medallion (I, II, III)       33-71054      811-8114        Alliance Growth Portfolio
                                                                        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        Alliance Technology Portfolio

    ExecAnnuity Plus                      33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio

    Allmerica Advantage                   33-71052      811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio

    DirectedAdvisorySolutions             333-90545     811-8114        Alliance Growth Portfolio
    ("Fund Quest")

    Pioneer Vision (I, II)                33-86664      811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio

    Pioneer C-Vision                      333-64833     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio

    Pioneer No-Load                       333-90537     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Technology Portfolio

    Variable Inheiritage                  33-74184      811-8304        Alliance Premier Growth Portfolio

    Select Inheiritage                    33-74184      811-8304        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio

    Select SPL                            333-45914     811-10133       Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio

    Select SPL II                             TBD            TBD        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    VEL III                               333-45914     811-10133       Alliance Premier Growth Portfolio
    (Agency Estate Optimizer)

                                         1933 ACT      1940 ACT
    PRODUCT NAME                          NUMBER        NUMBER          PORTFOLIOS
    ------------                          ------        ------          ----------
    VEL II (93)                           33-71056      811-8130        Alliance Premier Growth Portfolio

    Allmerica VUL 2001                    333-64162     811-10433       Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Allmerica Select Life Plus            333-64162     811-10433       Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    VUL 2001 Survivorship                 Pending       811-10433       Alliance Growth and Income Portfolio
                                                                        Alliance Premier Growth Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Select Life II                        333-62369     811-8987        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio

    Select Acclaim (Secondary)            Pending       811-10433       Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Select Charter                        333-63087     811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Select Resource                       33-71058      811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Allmerica Immediate Advantage         333-81859     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio

    Select Reward                         333-54070     811-8116        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

    Pioneer XtraVision                    333-54040     811-8872        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio

    Delaware Golden Medallion             333-54218     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio

    Agency C-Shares                       333-38276     811-8114        Alliance Premier Growth Portfolio
                                                                        Alliance Growth and Income Portfolio
                                                                        AllianceBernstein Small Cap Value Portfolio
                                                                        AllianceBernstein Value Portfolio
                                                                        Alliance Technology Portfolio

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002

                  FIRST ALLMERICA FINANCIAL LIFE
                  INSURANCE COMPANY

                  By:       /s/ Mark A. Hug
                           --------------------------------------------------
                  Name:     Mark A. Hug
                  Title:    Vice President


                  ALLMERICA INVESTMENTS, INC.

                  By:       /s/ William F. Monroe Jr.
                           --------------------------------------------------
                  Name:     William F. Monroe  Jr.
                  Title:    President


                  ALLIANCE CAPITAL MANAGEMENT LP

                  By:  Alliance Capital Management Corporation,
                       its General Partner

                  By:       /s/ Edmund P. Bergan Jr.
                           --------------------------------------------------
                  Name:     Edmund P. Bergan, Jr.
                  Title:    Vice President and Assistant General Counsel


                  ALLIANCE FUND DISTRIBUTORS, INC.

                  By:       /s/ Richard A. Winge
                           --------------------------------------------------
                  Name:     Richard A. Winge
                  Title:    Senior Vice President